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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 14, 2002



                                 USA INTERACIVE
               (Exact name of Registrant as specified in charter)



         Delaware                     0-20570                  59-2712887
(State or other jurisdiction     (Commission File            (IRS Employer
     of incorporation)                Number)              Identification No.)




               152 West 57th Street, New York, NY         10019
            (Address of principal executive offices)   (Zip Code)



               Registrant's telephone number, including area code:
                                 (212) 314-7300



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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, each of the Principal Executive Officer, Barry Diller, and Principal Financial Officer, Dara Khosrowshahi, of USA Interactive submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit.

         Also on August 14, 2002, each of Mr. Diller and Mr. Khosrowshahi submitted to the Securities and Exchange Commission the certification of USA Interactive's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these certifications is attached hereto as an Exhibit.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           USA INTERACTIVE


                                           By: /s/  Julius Genachowski
                                               -----------------------
                                           Name: Julius Genachowski
                                           Title: Executive Vice President and
                                                  General Counsel

         Date: August 14, 2002


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                                  EXHIBIT INDEX

         Exhibit No.                     Description

         99.1     Statement of Principal Executive Officer, Barry
                  Diller, of USA Interactive, pursuant to Securities and Exchange Commission Order No. 4-460.

         99.2     Statement of Principal Financial Officer, Dara
                  Khosrowshahi, of USA Interactive, pursuant to Securities and Exchange Commission Order No. 4-460.

         99.3 Certification of Principal Executive Officer, Barry Diller, of USA Interactive, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.4 Certification of Principal Financial Officer, Dara Khosrowshahi, of USA Interactive, pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.